UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005



                         MEDICAL MEDIA TELEVISION, INC.
             (Exact name of Registrant as specified in its charter)

                    ---------------------------------------

                        Commission file number 333-105840


          Florida                                                 59-3645932
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               identification no.)


     8406 Benjamin Road, Suite C
           Tampa, Florida                                           33634
(Address of principal executive offices)                         (Zip code)

                                 (813) 888-7330
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      On June 1, 2005, PetCARE Television Network, Inc. ("PetCARE TV"), a wholly-owned subsidiary of Medical Media Television, Inc. (the "Registrant"), appointed Bernard Kouma as its President.

      Mr. Kouma has high-level executive management experience. In 1988, he founded and served as President of AVLS, Inc., a company providing client education and practice management tools for the veterinary profession. He served in that capacity until May 2004. From February 1961 until June 1976, Mr. Kouma served as Controller, and later as Vice President of Finance, for Norden Laboratories, a veterinary biological and pharmaceuticals company. From 1976 to 1988, Mr. Kouma worked with Ancom, Inc., the originators of client education videos for the veterinary profession. Mr. Kouma also served as President of Veterinary Marketing Systems ("VMS"), which markets high-tech veterinary medical equipment such as ECG, blood pressure and surgical monitoring equipment. Mr. Kouma earned his CPA Certificate at NBI Institute in Lincoln, Nebraska. Mr. Kouma is currently a member of the Registrant's Board of Directors.

      Mr. Kouma is not related to any directors, officers or nominees of the Registrant. He has no direct or indirect material interest in any transaction of the Registrant during the last two years or proposed transactions.

      The material terms of the employment agreement between PetCARE TV and Mr. Kouma are as follows: (a) base compensation of $72,000 per year, plus medical insurance; (b) salary increases at the discretion of the board of directors of PetCARE TV; (c) terminable by PetCARE TV at any time, for cause, with notice and sixty days to cure any material breach of the employment agreement; (d) terminable by PetCARE TV, without cause, with notice and payment of six months' severance pay based on compensation then in effect; (e) terminable by Mr. Kouma, for cause, with notice and PetCARE TV's payment of six months' severance pay based on compensation then in effect; and (f) terminable by Mr. Kouma, without cause, with notice. The initial term of the agreement is five years, with the potential for extensions and/or renewals.

Item 8.01   Other Events

      On September 27, 2005, the Company issued a news release entitled, "Medical Media Television, Inc. Names President of Its Veterinary Division," a copy of which is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(c)    Exhibits.

*99.1  Press Release, dated September 27, 2005.

*      Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2005

                                          By: /s/Philip M. Cohen
                                              ---------------------------------
                                              Philip M. Cohen
                                              President and Chief Executive
                                              Officer